UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                       February 4, 2011(January 20, 2011)
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                           BEST ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       000-53260              02-0789714
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

     5433 Westheimer Road, Suite 825, Houston, TX             77056
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       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code(713) 933-2600
                                                  --------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.  OTHER  EVENTS.

On January 31, 2011, Best Energy Services, Inc. (the "Company") entered into Amendment No. 17 to its Revolving Credit, Term Loan and Security Agreement with PNC Bank, National Association ("PNC"). The amendment increases the "Special Advance Amount" available to the Company from 1,750,000 to 1,856,250 between December 21, 2010 and February 28, 2011, for the express and limited purpose of moving rigs to the Eagle Ford in South Texas. In connection with amendment, the Company issued PNC a warrant to purchase 250,000 shares of common stock for a period of 5 years at an exercise price of $0.10.

The Company has also filed herewith Amendment No. 16 to the agreement with PNC. The amendment increases the "Special Advance Amount" available to the Company from 1,750,000 to 1,875,000 between December 21, 2010 and January 31, 2011, for the express and limited purpose of moving rigs to the Eagle Ford in South Texas. In connection with amendment, the Company issued PNC a warrant to purchase 250,000 shares of common stock for a period of 5 years at an exercise price of $0.10.

ITEM  9.01.  EXHIBITS

10.1 Amendment No. 16 to the Revolving Credit, Term Loan and Security Agreement among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well Service, Inc. and financial institutions represented by PNC Bank, National Association dated January 20, 2011.

10.2 Amendment No. 17 to the Revolving Credit, Term Loan and Security Agreement among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well Service, Inc. and financial institutions represented by PNC Bank, National Association dated January 31, 2011.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BEST ENERGY SERVICES, INC.
                                           (Registrant)

Dated: February 4, 2011                    By: \s\Mark Harrington
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                                           Mark Harrington
                                           Chief Executive Office